AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2016

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2015.

•	Amounts may not reconcile exactly due to rounding differences.

•
During the second quarter of 2015, AXIS Capital Holdings Limited (the "Company") early adopted the Accounting Standard Update (“ASU”) 2015-02, “Amendments to the Consolidation Analysis” issued by the Financial Accounting Standards Board. The adoption of this amended accounting guidance resulted in the Company concluding that it is no longer required to consolidate the results of operations and the financial position of AXIS Ventures Reinsurance Limited (“Ventures Re”), a Bermuda domiciled insurer. The Company adopted this revised accounting guidance using the modified retrospective approach and ceased to consolidate Ventures Re effective as of January 1, 2015. The first quarter 2015 results have been adjusted to reflect the adoption of this guidance throughout this document. There was no impact from the adoption of ASU 2015-02 on the Company’s cumulative retained earnings.

•	NM - Not meaningful; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business including the United Kingdom’s expected withdrawal from the European Union,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, and

•
the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and Political Risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset(most often an underlying loan) in order to claim compensation under the insurance contract.
Professional Lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity, medical malpractice and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. wholesale and retail markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident and Health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, as well as accident and health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:

Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.

Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.

Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.

Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.

Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.

Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.

Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.

Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.

Marine and Other: includes aviation, marine and personal accident reinsurance.

The reinsurance segment also writes, primarily derivative based, risk management products designed to address weather and commodity price risks. The majority of these contracts cover the risk of variations in quantifiable weather-related phenomenon, such as temperature. In general, the portfolio of such derivatives is of short duration, with contracts being predominately seasonal in nature.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended September 30,				Nine months ended September 30,
		2016	2015	Change		2016	2015	Change

HIGHLIGHTS	Gross premiums written	$959,962	$936,583	2.5%		$4,239,558	$3,803,928	11.5%
	Gross premiums written - Insurance	70.4%	64.8%	5.6	pts	49.8%	51.8%	(2.0)	pts
	Gross premiums written - Reinsurance	29.6%	35.2%	(5.6)	pts	50.2%	48.2%	2.0	pts
	Net premiums written	$595,431	$677,217	(12.1%)		$3,288,587	$3,079,307	6.8%
	Net premiums earned	$934,415	$919,341	1.6%		$2,783,746	$2,764,605	0.7%
	Net premiums earned - Insurance	47.6%	48.4%	(0.8)	pts	47.5%	48.6%	(1.1)	pts
	Net premiums earned - Reinsurance	52.4%	51.6%	0.8	pts	52.5%	51.4%	1.1	pts
	Net income available to common shareholders	$176,644	$247,620	(28.7%)		$334,554	$466,772	(28.3%)
	Operating income [a]	160,689	51,031	214.9%		309,450	280,682	10.2%
	Reserve for losses and loss expenses	9,874,807	9,703,583	1.8%		9,874,807	9,703,583	1.8%
	Total shareholders’ equity	$6,025,658	$5,826,366	3.4%		$6,025,658	$5,826,366	3.4%

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.97	$2.52	(21.8%)		$3.64	$4.69	(22.4%)
	Diluted earnings per common share	1.96	2.50	(21.6%)		3.61	4.65	(22.4%)
	Operating income per common share - diluted [b]	$1.78	$0.51	249.0%		$3.34	$2.79	19.7%
	Weighted average common shares outstanding	89,621	98,226	(8.8%)		91,852	99,464	(7.7%)
	Diluted weighted average common shares outstanding	90,351	99,124	(8.9%)		92,579	100,468	(7.9%)
	Book value per common share	$61.07	$54.91	11.2%		$61.07	$54.91	11.2%
	Diluted book value per common share (treasury stock method)	59.77	53.68	11.3%		59.77	53.68	11.3%
	Diluted tangible book value per common share (treasury stock method) [a]	58.82	52.78	11.4%		58.82	52.78	11.4%
	Accumulated dividends declared per common share	$11.25	$9.85	14.2%		$11.25	$9.85	14.2%

FINANCIAL RATIOS	ROACE [c]	13.2%	18.8%	(5.6)	pts	8.4%	11.9%	(3.5)	pts
	Operating ROACE [d]	12.0%	3.9%	8.1	pts	7.8%	7.2%	0.6	pts
	Net loss and loss expense ratio	57.0%	61.0%	(4.0)	pts	59.8%	59.8%	—	pts
	Acquisition cost ratio	20.3%	19.9%	0.4	pts	20.1%	19.4%	0.7	pts
	General and administrative expense ratio	15.3%	15.7%	(0.4)	pts	15.8%	16.5%	(0.7)	pts
	Combined ratio	92.6%	96.6%	(4.0)	pts	95.7%	95.7%	—	pts

INVESTMENT DATA	Total assets	$21,222,391	$20,557,341	3.2%		$21,222,391	$20,557,341	3.2%
	Total cash and invested assets [e]	14,551,790	14,724,806	(1.2%)		14,551,790	14,724,806	(1.2%)
	Net investment income	116,923	45,685	155.9%		257,818	226,336	13.9%
	Net realized investment gains (losses)	$5,205	$(69,957)	nm		$(40,295)	$(123,618)	(67.4%)
	Total return on cash and investments (inclusive of investment related foreign exchange movements) [f]	1.1%	(0.3%)	1.4	pts	3.6%	0.3%	3.3	pts
	Total return on cash and investments (exclusive of investment related foreign exchange movements) [f]	1.1%	(0.1%)	1.2	pts	3.9%	0.9%	3.0	pts
	Return on other investments [g]	4.5%	(3.3%)	7.8	pts	3.1%	2.0%	1.1	pts
	Book yield of fixed maturities	2.6%	2.5%	0.1	pts	2.6%	2.5%	0.1	pts

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 27 for reconciliation of operating income to net income available to common shareholders and page 28 for diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income per common share - diluted, is calculated by dividing operating income for the period by diluted weighted average common shares and share equivalents outstanding.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Total cash and invested assets represents the total cash, available for sale investments, mortgage loans, other investments, equity method investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]
In calculating total return, we include net investment income, net realized investment gains (losses), interest in income (loss) of equity method investments and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014
UNDERWRITING REVENUES
Gross premiums written	$959,962	$1,320,434	$1,959,161	$799,802	$936,583	$896,814
Premiums ceded	(364,531)	(313,084)	(273,355)	(204,444)	(259,366)	(209,591)
Net premiums written	595,431	1,007,350	1,685,806	595,358	677,217	687,223

Gross premiums earned	1,214,826	1,197,722	1,136,222	1,146,532	1,148,356	1,160,577
Ceded premiums expensed	(280,411)	(250,732)	(233,882)	(224,720)	(229,015)	(194,439)
Net premiums earned	934,415	946,990	902,340	921,812	919,341	966,138
Other insurance related income (loss)	5,944	(892)	(203)	(15,272)	1,158	7,702
Total underwriting revenues	940,359	946,098	902,137	906,540	920,499	973,840

UNDERWRITING EXPENSES
Net losses and loss expenses	532,328	632,294	498,962	523,331	560,387	552,064
Acquisition costs	189,810	189,125	180,635	180,564	182,744	185,950
Underwriting-related general and administrative expenses [a]	114,223	114,819	123,589	114,287	121,123	122,362
Total underwriting expenses	836,361	936,238	803,186	818,182	864,254	860,376

UNDERWRITING INCOME [b]	103,998	9,860	98,951	88,358	56,245	113,464

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	116,923	91,730	49,164	79,000	45,685	66,562
Net realized investment gains (losses)	5,205	21,010	(66,508)	(14,872)	(69,957)	77,448
Interest expense and financing costs	(12,839)	(12,914)	(12,833)	(12,851)	(12,918)	(20,344)
Total other operating revenues (expenses)	109,289	99,826	(30,177)	51,277	(37,190)	123,666

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	13,795	56,602	(616)	33,112	28,088	72,292
Termination fee received	—	—	—	—	280,000	—
Corporate expenses [a]	(28,683)	(31,927)	(26,312)	(26,084)	(23,604)	(30,554)
Reorganization and related expenses	—	—	—	—	(45,867)	—
Total other (expenses) revenues	(14,888)	24,675	(26,928)	7,028	238,617	41,738

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	198,399	134,361	41,846	146,663	257,672	278,868

Income tax (expense) benefit	(9,352)	(4,901)	6,540	(1,873)	(30)	4,098
Interest in loss of equity method investments	(2,434)	—	—	—	—	—

NET INCOME	186,613	129,460	48,386	144,790	257,642	282,966

Amounts attributable to noncontrolling interests	—	—	—	—	—	6,160

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	186,613	129,460	48,386	144,790	257,642	289,126

Preferred share dividends	(9,969)	(9,969)	(9,969)	(10,003)	(10,022)	(10,022)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$176,644	$119,491	$38,417	$134,787	$247,620	$279,104

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	57.0%	66.8%	55.3%	56.8%	61.0%	57.1%
Acquisition cost ratio	20.3%	20.0%	20.0%	19.6%	19.9%	19.2%
General and administrative expense ratio [a]	15.3%	15.4%	16.6%	15.2%	15.7%	15.9%
Combined ratio	92.6%	102.2%	91.9%	91.6%	96.6%	92.2%

Weighted average basic shares outstanding	89,621	91,926	94,035	96,072	98,226	102,945
Weighted average diluted shares outstanding	90,351	92,558	94,853	97,148	99,124	104,247
Basic earnings per common share	$1.97	$1.30	$0.41	$1.40	$2.52	$2.71
Diluted earnings per common share	$1.96	$1.29	$0.41	$1.39	$2.50	$2.68
ROACE (annualized)	13.2%	9.0%	2.9%	10.3%	18.8%	21.2%
Operating ROACE (annualized)	12.0%	3.6%	7.7%	9.2%	3.9%	10.1%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income to the nearest GAAP financial measure (income before income taxes) are presented above and on the following page.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Nine months ended September 30,			Year ended December 31,
	2016	2015	2014	2015	2014
UNDERWRITING REVENUES
Gross premiums written	$4,239,558	$3,803,928	$3,949,479	$4,603,730	$4,711,519
Premiums ceded	(950,971)	(724,621)	(597,521)	(929,064)	(804,544)
Net premiums written	3,288,587	3,079,307	3,351,958	3,674,666	3,906,975

Gross premiums earned	3,548,771	3,421,422	3,487,990	4,567,953	4,652,345
Ceded premiums expensed	(765,025)	(656,817)	(575,508)	(881,536)	(781,346)
Net premiums earned	2,783,746	2,764,605	2,912,482	3,686,417	3,870,999
Other insurance related income (loss)	4,850	12,319	12,468	(2,953)	650
Total underwriting revenues	2,788,596	2,776,924	2,924,950	3,683,464	3,871,649

UNDERWRITING EXPENSES
Net losses and loss expenses	1,663,584	1,652,868	1,662,097	2,176,199	2,186,722
Acquisition costs	559,570	537,549	549,848	718,112	737,197
Underwriting-related general and administrative expenses [a]	352,632	372,625	364,195	486,911	486,201
Total underwriting expenses	2,575,786	2,563,042	2,576,140	3,381,222	3,410,120

UNDERWRITING INCOME	212,810	213,882	348,810	302,242	461,529

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	257,818	226,336	264,171	305,336	342,766
Net realized investment gains (losses)	(40,295)	(123,618)	121,329	(138,491)	132,108
Interest expense and financing costs	(38,586)	(38,114)	(56,913)	(50,963)	(74,695)
Total other operating revenues	178,937	64,604	328,587	115,882	400,179

OTHER (EXPENSES) REVENUE
Foreign exchange gains	69,781	69,200	58,353	102,312	104,439
Termination fee received	—	280,000	—	280,000	—
Corporate expenses [a]	(86,922)	(83,826)	(92,530)	(109,910)	(135,675)
Reorganization and related expenses	—	(45,867)	—	(45,867)	—
Total other expenses	(17,141)	219,507	(34,177)	226,535	(31,236)

INCOME BEFORE INCOME TAXES AND INTEREST IN INCOME (LOSS) OF EQUITY METHOD INVESTMENTS	374,606	497,993	643,220	644,659	830,472

Income tax expense	(7,712)	(1,155)	(9,527)	(3,028)	(25,908)
Interest in loss of equity method investments	(2,434)	—	—	—	—

NET INCOME	364,460	496,838	633,693	641,631	804,564

Amounts attributable to noncontrolling interests	—	—	3,365	—	6,181

NET INCOME ATTRIBUTABLE TO AXIS CAPITAL	364,460	496,838	637,058	641,631	810,745

Preferred share dividends	(29,906)	(30,066)	(30,066)	(40,069)	(40,088)

NET INCOME AVAILABLE TO COMMON SHAREHOLDERS	$334,554	$466,772	$606,992	$601,562	$770,657

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	59.8%	59.8%	57.1%	59.0%	56.5%
Acquisition cost ratio	20.1%	19.4%	18.9%	19.5%	19.0%
General and administrative expense ratio [a]	15.8%	16.5%	15.6%	16.2%	16.1%
Combined ratio	95.7%	95.7%	91.6%	94.7%	91.6%

Weighted average basic shares outstanding	91,852	99,464	105,683	98,609	104,368
Weighted average diluted shares outstanding	92,579	100,468	106,953	99,629	105,713
Basic earnings per common share	$3.64	$4.69	$5.74	$6.10	$7.38
Diluted earnings per common share	$3.61	$4.65	$5.68	$6.04	$7.29
ROACE [b]	8.4%	12.0%	15.6%	11.5%	14.8%
Operating ROACE [b]	7.8%	7.2%	11.4%	7.7%	10.8%

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the nine-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended September 30, 2016			Nine months ended September 30, 2016
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$675,430	$284,532	$959,962	$2,112,796	$2,126,762	$4,239,558
Net premiums written	433,131	162,300	595,431	1,433,058	1,855,529	3,288,587

Gross premiums earned	668,820	546,006	1,214,826	1,960,592	1,588,179	3,548,771
Ceded premiums expensed	(224,129)	(56,282)	(280,411)	(637,943)	(127,082)	(765,025)
Net premiums earned	444,691	489,724	934,415	1,322,649	1,461,097	2,783,746
Other insurance related income (loss)	39	5,905	5,944	(57)	4,907	4,850
Total underwriting revenues	444,730	495,629	940,359	1,322,592	1,466,004	2,788,596

UNDERWRITING EXPENSES
Net losses and loss expenses	273,226	259,102	532,328	853,771	809,813	1,663,584
Acquisition costs	61,755	128,055	189,810	184,982	374,588	559,570
Underwriting-related general and administrative expenses	84,588	29,635	114,223	252,652	99,980	352,632
Total underwriting expenses	419,569	416,792	836,361	1,291,405	1,284,381	2,575,786

UNDERWRITING INCOME	$25,161	$78,837	$103,998	$31,187	$181,623	$212,810

KEY RATIOS
Current accident year loss ratio	66.1%	64.2%	65.1%	67.8%	67.8%	67.8%
Prior period reserve development	(4.7%)	(11.3%)	(8.1%)	(3.2%)	(12.4%)	(8.0%)
Net loss and loss expense ratio	61.4%	52.9%	57.0%	64.6%	55.4%	59.8%
Acquisition cost ratio	13.9%	26.1%	20.3%	14.0%	25.6%	20.1%
Underwriting-related general and administrative expense ratio	19.1%	6.1%	12.2%	19.0%	6.9%	12.7%
Corporate expense ratio			3.1%			3.1%
Combined ratio	94.4%	85.1%	92.6%	97.6%	87.9%	95.7%

AXIS Capital Holdings Limited
GROSS PREMIUMS WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,
	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014	2016	2015

INSURANCE SEGMENT
Property	$164,605	$211,183	$146,592	$141,429	$139,488	$143,236	$522,380	$465,929
Marine	33,677	84,089	73,532	26,071	38,817	41,529	191,298	215,885
Terrorism	9,394	11,650	7,046	7,972	11,192	11,055	28,090	25,737
Aviation	9,684	8,326	19,101	24,887	10,222	17,735	37,111	29,755
Credit and Political Risk	5,423	19,960	8,917	30,327	8,542	3,782	34,299	29,640
Professional Lines	204,926	240,040	145,451	251,641	196,218	196,576	590,417	598,370
Liability	108,447	118,464	83,886	83,941	104,666	94,833	310,797	300,204
Accident and Health	139,274	90,305	168,824	46,259	97,559	46,537	398,404	305,034
TOTAL INSURANCE SEGMENT	675,430	784,017	653,349	612,527	606,704	555,283	2,112,796	1,970,554

REINSURANCE SEGMENT
Catastrophe	46,338	123,507	146,847	8,135	56,693	71,319	316,692	283,562
Property	61,957	45,424	176,174	(2,649)	67,539	45,030	283,555	307,809
Professional Lines	19,479	126,840	88,774	71,794	45,509	51,007	235,094	204,685
Credit and Surety	36,174	20,816	258,111	11,662	23,390	23,933	315,102	230,958
Motor	13,344	3,638	321,422	1,839	21,359	9,445	338,403	333,245
Liability	91,387	124,003	149,990	86,457	111,361	145,488	365,380	258,862
Agriculture	1,286	87,372	62,657	(6,506)	(3,303)	(10,206)	151,315	139,135
Engineering	13,588	8,342	34,789	13,886	4,397	2,579	56,719	58,163
Marine and Other	979	(3,525)	67,048	2,657	2,934	2,936	64,502	16,955
TOTAL REINSURANCE SEGMENT	284,532	536,417	1,305,812	187,275	329,879	341,531	2,126,762	1,833,374

CONSOLIDATED TOTAL	$959,962	$1,320,434	$1,959,161	$799,802	$936,583	$896,814	$4,239,558	$3,803,928

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014
UNDERWRITING REVENUES
Gross premiums written	$675,430	$784,017	$653,349	$612,527	$606,704	$555,283
Net premiums written	433,131	526,764	473,163	407,236	381,118	363,571

Gross premiums earned	668,820	656,107	635,665	652,349	647,024	643,864
Ceded premiums expensed	(224,129)	(216,828)	(196,987)	(198,498)	(202,474)	(182,059)
Net premiums earned	444,691	439,279	438,678	453,851	444,550	461,805
Other insurance related income (loss)	39	(234)	137	225	542	—
Total underwriting revenues	444,730	439,045	438,815	454,076	445,092	461,805

UNDERWRITING EXPENSES
Net losses and loss expenses	273,226	306,141	274,405	288,348	283,272	289,207
Acquisition costs	61,755	61,829	61,398	60,716	69,118	71,264
General and administrative expenses	84,588	82,487	85,576	79,734	85,814	85,750
Total underwriting expenses	419,569	450,457	421,379	428,798	438,204	446,221

UNDERWRITING INCOME (LOSS)	$25,161	$(11,412)	$17,436	$25,278	$6,888	$15,584

KEY RATIOS
Current accident year loss ratio	66.1%	74.3%	63.1%	64.0%	64.3%	64.7%
Prior period reserve development	(4.7%)	(4.6%)	(0.5%)	(0.5%)	(0.6%)	(2.1%)
Net loss and loss expense ratio	61.4%	69.7%	62.6%	63.5%	63.7%	62.6%
Acquisition cost ratio	13.9%	14.1%	14.0%	13.4%	15.5%	15.4%
General and administrative expense ratio	19.1%	18.7%	19.5%	17.6%	19.4%	18.6%
Combined ratio	94.4%	102.5%	96.1%	94.5%	98.6%	96.6%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014
UNDERWRITING REVENUES
Gross premiums written	$284,532	$536,417	$1,305,812	$187,275	$329,879	$341,531
Net premiums written	162,300	480,586	1,212,643	188,122	296,099	323,652

Gross premiums earned	546,006	541,615	500,557	494,183	501,332	516,713
Ceded premiums expensed	(56,282)	(33,904)	(36,895)	(26,222)	(26,541)	(12,380)
Net premiums earned	489,724	507,711	463,662	467,961	474,791	504,333
Other insurance related income (loss)	5,905	(658)	(340)	(15,497)	616	7,702
Total underwriting revenues	495,629	507,053	463,322	452,464	475,407	512,035

UNDERWRITING EXPENSES
Net losses and loss expenses	259,102	326,153	224,557	234,983	277,115	262,857
Acquisition costs	128,055	127,296	119,237	119,848	113,626	114,686
General and administrative expenses	29,635	32,332	38,013	34,553	35,309	36,612
Total underwriting expenses	416,792	485,781	381,807	389,384	426,050	414,155

UNDERWRITING INCOME	$78,837	$21,272	$81,515	$63,080	$49,357	$97,880

KEY RATIOS
Current accident year loss ratio	64.2%	75.6%	63.1%	66.2%	67.4%	63.0%
Prior period reserve development	(11.3%)	(11.4%)	(14.7%)	(16.0%)	(9.0%)	(10.9%)
Net loss and loss expense ratio	52.9%	64.2%	48.4%	50.2%	58.4%	52.1%
Acquisition cost ratio	26.1%	25.1%	25.7%	25.6%	23.9%	22.7%
General and administrative expense ratio	6.1%	6.4%	8.2%	7.4%	7.4%	7.3%
Combined ratio	85.1%	95.7%	82.3%	83.2%	89.7%	82.1%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT - STRATEGIC CAPITAL PARTNERS

	Quarter ended September 30,		Nine months ended September 30,
TOTAL MANAGED PREMIUMS [a]	2016	2015	2016	2015
Total Managed Premiums	$284,532	$329,879	$2,126,762	$1,833,374
Premiums ceded to Harrington Re	101,689	—	101,689	—
Premiums ceded to Other Strategic Capital Partners	20,543	33,780	169,544	106,189
Net premiums written	$162,300	$296,099	$1,855,529	$1,727,185

FEE INCOME FROM STRATEGIC CAPITAL PARTNERS [b]
Fee income	$8,072	$2,074	$15,007	$6,097

[a]
Total managed premiums represented gross premiums written by the AXIS Reinsurance segment of $284,532 and $329,879 for the three months ended September 30, 2016 and 2015, respectively, and $2,126,762 and $1,833,374 for the nine months ended September 30, 2016 and 2015, respectively, including premiums written on behalf of our strategic capital partners.

[b] Fee income from strategic capital partners represents services fees and reimbursement of expenses due to the AXIS Reinsurance segment from its strategic capital partners. Fee income from strategic capital partners is a "non-GAAP financial measure" as defined in SEC Regulation G. Fee income from strategic capital partners is included in other insurance related income and in general and administrative expenses for the three months ended September 30, 2016. For prior periods fee income from strategic capital partners is included in acquisition costs.

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY

							Nine months ended September 30,
	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014	2016	2015

Fixed maturities	$75,827	$77,621	$75,975	$74,659	$75,980	$74,996	$229,423	$220,066
Other investments	38,248	14,401	(26,878)	2,531	(27,421)	(3,384)	25,770	17,616
Equity securities	4,633	3,065	5,145	3,494	3,445	2,022	12,843	7,795
Mortgage loans	2,191	1,807	1,684	1,085	482	—	5,683	776
Cash and cash equivalents	3,768	1,868	1,434	4,802	993	2,081	7,071	3,770
Short-term investments	337	165	206	163	83	141	708	277

Gross investment income	125,004	98,927	57,566	86,734	53,562	75,856	281,498	250,300
Investment expenses	(8,081)	(7,197)	(8,402)	(7,734)	(7,877)	(9,294)	(23,680)	(23,964)

Net investment income	$116,923	$91,730	$49,164	$79,000	$45,685	$66,562	$257,818	$226,336

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2016	2016	2016	2015	2015	2014
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,566,860	$11,563,216	$11,838,068	$11,719,749	$12,139,595	$12,444,684
Equity securities, available for sale, at fair value	644,344	626,371	637,325	597,998	689,157	629,502
Mortgage loans, held for investment, at amortized cost and fair value	332,753	327,315	267,589	206,277	129,431	—
Other investments, at fair value	847,262	865,406	859,639	816,756	800,319	946,836
Equity method investments	111,295	113,729	11,022	10,932	10,805	9,023
Short-term investments, at amortized cost and fair value	39,877	41,086	29,540	34,406	7,152	114,428
Total investments	13,542,391	13,537,123	13,643,183	13,386,118	13,776,459	14,144,473
Cash and cash equivalents	1,077,263	993,472	952,311	1,174,751	1,180,473	1,407,811
Accrued interest receivable	71,096	71,770	71,475	73,729	75,375	91,777
Insurance and reinsurance premium balances receivable	2,694,976	2,885,606	2,690,400	1,967,535	2,169,581	2,112,906
Reinsurance recoverable on paid and unpaid losses	2,336,741	2,270,776	2,116,090	2,096,104	2,036,099	1,947,529
Deferred acquisition costs	545,618	624,638	646,919	471,782	544,178	556,723
Prepaid reinsurance premiums	582,551	498,299	436,382	396,201	416,451	351,488
Receivable for investments sold	2,285	3,569	1,614	26,478	7,220	6,472
Goodwill and intangible assets	85,501	85,954	86,446	86,858	87,329	88,740
Other assets	283,969	278,233	333,370	302,335	264,176	257,128
TOTAL ASSETS	$21,222,391	$21,249,440	$20,978,190	$19,981,891	$20,557,341	$20,965,047

LIABILITIES
Reserve for losses and loss expenses	$9,874,807	$9,782,304	$9,716,487	$9,646,285	$9,703,583	$9,751,903
Unearned premiums	3,453,655	3,708,603	3,586,307	2,760,889	3,107,348	3,142,055
Insurance and reinsurance balances payable	461,519	416,017	344,181	356,417	301,830	244,815
Senior notes	992,633	992,361	992,091	991,825	991,562	1,490,498
Payable for investments purchased	141,245	144,040	135,647	9,356	303,916	189,684
Other liabilities	272,874	241,932	253,218	350,237	322,736	265,968
TOTAL LIABILITIES	15,196,733	15,285,257	15,027,931	14,115,009	14,730,975	15,084,923

SHAREHOLDERS’ EQUITY
Preferred shares	625,000	625,000	625,000	627,843	627,843	627,843
Common shares	2,206	2,206	2,206	2,202	2,202	2,190
Additional paid-in capital	2,307,866	2,302,557	2,296,533	2,241,388	2,230,278	2,273,110
Accumulated other comprehensive income (loss)	98,505	63,089	17,646	(188,465)	(117,593)	22,935
Retained earnings	6,430,573	6,285,803	6,198,932	6,194,353	6,093,897	5,581,942
Treasury shares, at cost	(3,438,492)	(3,314,472)	(3,190,058)	(3,010,439)	(3,010,261)	(2,689,531)
TOTAL SHAREHOLDERS’ EQUITY ATTRIBUTABLE TO AXIS CAPITAL	6,025,658	5,964,183	5,950,259	5,866,882	5,826,366	5,818,489
Noncontrolling interests	—	—	—	—	—	61,635
TOTAL SHAREHOLDERS' EQUITY	6,025,658	5,964,183	5,950,259	5,866,882	5,826,366	5,880,124

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$21,222,391	$21,249,440	$20,978,190	$19,981,891	$20,557,341	$20,965,047

Basic common shares outstanding	88,439	90,654	92,903	96,066	96,049	100,827
Diluted common shares outstanding	90,363	92,667	95,031	96,883	98,213	104,073
Book value per common share [a]	$61.07	$58.90	$57.32	$55.32	$54.91	$51.48
Diluted book value per common share [a]	59.77	57.62	56.04	54.08	53.68	49.88
Diluted tangible book value per common share [a]	$58.82	$56.69	$55.13	$53.18	$52.78	$49.02
Debt to total capital [b]	14.1%	14.3%	14.3%	14.5%	14.5%	20.4%
Debt and preferred equity to total capital	23.0%	23.2%	23.3%	23.6%	23.8%	29.0%

[a]
Calculations at December 31, 2015 and September 30, 2015 include 1,358,380 and 1,372,048, respectively, of additional shares to be delivered to the Company under the Company's Accelerated Share Repurchase ("ASR") agreement. The amount of shares at December 31, 2015 is the actual amount of shares delivered to the Company following the early termination of the ASR agreement on January 15, 2016. The amount of shares at September 30, 2015 was estimated based on the volume-weighted average price ("VWAP") for the period from August 18, 2015 to September 30, 2015, less a discount. See page 26 'Diluted Book Value per Common Share Analysis' for more details.

[b]
The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity attributable to AXIS Capital and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At September 30, 2016

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,542,943	$22,349	$(2,415)	$1,562,877	10.8%
Non-U.S. government	620,601	4,799	(43,344)	582,056	4.0%
Corporate debt	4,516,290	87,184	(34,974)	4,568,500	31.4%
Agency RMBS	2,473,832	49,661	(762)	2,522,731	17.3%
CMBS	877,732	18,546	(2,003)	894,275	6.1%
Non-Agency RMBS	71,842	1,636	(1,648)	71,830	0.5%
ABS	1,234,292	4,028	(2,724)	1,235,596	8.5%
Municipals	124,867	4,215	(87)	128,995	0.9%
Total fixed maturities	11,462,399	192,418	(87,957)	11,566,860	79.5%

Equity securities, available for sale
Common stocks	379	38	(348)	69	—%
Exchange traded funds	463,655	41,611	(1,060)	504,206	3.5%
Bond mutual funds	136,570	3,499	—	140,069	0.9%
Total equity securities	600,604	45,148	(1,408)	644,344	4.4%

Total available for sale investments	$12,063,003	$237,566	$(89,365)	12,211,204	83.9%

Mortgage loans, held for investment				332,753	2.3%

Other investments (see below)				847,262	5.8%

Equity method investments				111,295	0.8%

Short-term investments				39,877	0.3%

Total investments				13,542,391	93.1%

Cash and cash equivalents [a]				1,077,263	7.4%

Accrued interest receivable				71,096	0.5%

Net receivable/(payable) for investments sold (purchased)				(138,960)	(1.0%)

Total cash and invested assets				$14,551,790	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$139,460	16.5%
Multi-strategy funds				281,153	33.2%
Event-driven funds				94,012	11.1%
Direct lending funds				125,002	14.8%
Real estate funds				11,782	1.4%
Private equity funds				89,170	10.5%
Other privately held investments				42,900	5.1%
Collateralized loan obligations - equity tranches				63,783	7.4%
Total				$847,262	100.0%

[a]	Includes $229 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	10.8%	10.5%	10.7%	11.3%	12.7%	9.8%
Non-U.S. government	4.0%	4.4%	5.0%	5.0%	5.2%	7.4%
Corporate debt	31.4%	30.4%	30.4%	29.7%	30.4%	27.4%
MBS:
Agency RMBS	17.3%	16.5%	16.7%	15.4%	15.0%	13.7%
CMBS	6.1%	7.5%	7.6%	7.4%	7.3%	6.2%
Non-agency RMBS	0.5%	0.6%	0.7%	0.7%	0.7%	0.5%
ABS	8.5%	9.0%	9.2%	9.4%	9.8%	9.3%
Municipals	0.9%	1.1%	1.1%	1.1%	1.2%	6.1%

Total Fixed Maturities	79.5%	80.0%	81.4%	80.0%	82.3%	80.4%
Equity securities	4.4%	4.3%	4.4%	4.1%	4.7%	4.0%
Mortgage loans	2.3%	2.3%	1.8%	1.4%	0.9%	—%
Other investments	5.8%	6.0%	5.9%	5.6%	5.4%	6.1%
Equity method investments	0.8%	0.8%	0.1%	0.1%	0.1%	0.1%
Short-term investments	0.3%	0.2%	0.3%	0.2%	0.1%	0.9%

Total Investments	93.1%	93.6%	93.9%	91.4%	93.5%	91.5%
Cash and cash equivalents	7.4%	6.9%	6.6%	8.0%	8.0%	9.1%
Accrued interest receivable	0.5%	0.5%	0.5%	0.5%	0.5%	0.6%
Net receivable/(payable) for investments sold or purchased	(1.0%)	(1.0%)	(1.0%)	0.1%	(2.0%)	(1.2%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
U.S. government and agency	13.5%	13.1%	13.3%	14.1%	15.4%	12.2%
AAA	37.7%	37.9%	37.9%	36.4%	35.0%	35.5%
AA	10.1%	10.5%	11.3%	10.9%	10.9%	12.3%
A	15.3%	16.0%	16.8%	17.6%	18.7%	19.1%
BBB	13.9%	13.2%	11.7%	12.3%	11.6%	12.8%
Below BBB	9.5%	9.3%	9.0%	8.7%	8.4%	8.1%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE OF FIXED MATURITIES	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year	3.0%	2.8%	2.4%	2.5%	3.5%	4.5%
From one to five years	32.9%	32.6%	33.7%	35.3%	36.5%	42.3%
From five to ten years	20.2%	19.8%	19.1%	18.6%	17.7%	14.4%
Above ten years	3.1%	2.9%	2.8%	2.6%	2.5%	2.0%
Asset-backed and mortgage-backed securities	40.8%	41.9%	42.0%	41.0%	39.8%	36.8%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.6%	2.6%	2.5%	2.5%	2.5%	2.5%
Yield to maturity of fixed maturities	2.3%	2.3%	2.5%	2.9%	2.5%	2.3%
Average duration of fixed maturities (inclusive of duration hedges)	3.2 yrs	3.1 yrs	3.1 yrs	3.3 yrs	3.1 yrs	2.9 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA-

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At September 30, 2016

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Netherlands	$—		$22,483	$74,955	$—	$97,438	$—	$—	$—	$97,438	$—		$97,438
Germany	1,500		2,260	25,559	17,449	45,268	—	—	—	46,768	—		46,768
France	—		586	33,198	—	33,784	—	—	—	33,784	898		34,682
Ireland	—		10,786	13,015	—	23,801	—	—	4,204	28,005	—		28,005
Luxembourg	—		148	27,238	—	27,386	—	—	—	27,386	—		27,386
Belgium	—		—	12,191	—	12,191	—	—	—	12,191	—		12,191
Supranational [a]	10,308		—	—	—	—	—	—	—	10,308	—		10,308
Italy	—		—	6,925	—	6,925	—	—	—	6,925	—		6,925
Spain	—		—	5,159	—	5,159	—	—	—	5,159	—		5,159
Austria	—		—	1,294	—	1,294	—	—	—	1,294	—		1,294
Other [b]	—		—	—	—	—	—	—	—	—	58,816		58,816
Total eurozone	11,808		36,263	199,534	17,449	253,246	—	—	4,204	269,258	59,714		328,972
Other concentrations:
United Kingdom	243,709		28,720	140,749	—	169,469	—	14,017	—	427,195	15,314		442,509
Canada	124,289		131,344	91,507	31,185	254,036	—	—	—	378,325	—		378,325
Australia	83,196		71,490	20,123	—	91,613	—	—	214	175,023	—		175,023
Japan	—		56,186	4,192	—	60,378	—	—	—	60,378	22,924		83,302
Mexico	20,300		—	3,029	1,377	4,406	—	—	—	24,706	—		24,706
Other	98,754		6,706	90,212	—	96,918	—	—	—	195,672	30,906	[c]	226,578
Total other concentrations	570,248		294,446	349,812	32,562	676,820	—	14,017	214	1,261,299	69,144		1,330,443

Total Non-U.S. concentrations	582,056		330,709	549,346	50,011	930,066	—	14,017	4,418	1,530,557	128,858		1,659,415

United States	1,522,245	[d]	1,327,696	2,310,738	—	3,638,434	2,522,731	952,088	1,231,178	9,866,676	515,486	[e]	10,382,162
United States agencies	40,632		—	—	—	—	—	—	—	40,632	—		40,632
United States local governments	128,995		—	—	—	—	—	—	—	128,995	—		128,995
Total U.S. concentrations	1,691,872		1,327,696	2,310,738	—	3,638,434	2,522,731	952,088	1,231,178	10,036,303	515,486		10,551,789

Totals	$2,273,928		$1,658,405	$2,860,084	$50,011	$4,568,500	$2,522,731	$966,105	$1,235,596	$11,566,860	$644,344		$12,211,204

[a]	Represents holdings of the European Investment Bank.

[b]	Represents holdings in two exchange-traded funds ("ETFs"). The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Represents ETFs designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]	Represents ETFs designed to track the S&P 500, closed end funds with the United States as the primary country of risk and a U.S. bond mutual fund.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At September 30, 2016

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$891,603	19.5%	6.1%
Foreign banking [a]	260,506	5.7%	1.8%
Corporate/commercial finance	252,083	5.5%	1.7%
Insurance	114,258	2.5%	0.8%
Investment brokerage	26,051	0.6%	0.2%
Total financial institutions	1,544,501	33.8%	10.6%
Consumer non-cyclicals	511,858	11.2%	3.5%
Consumer cyclical	342,040	7.5%	2.4%
Communications	263,303	5.8%	1.8%
Technology	215,390	4.7%	1.5%
Energy	193,926	4.2%	1.3%
Industrials	139,129	3.0%	1.0%
Utilities	130,709	2.9%	0.9%
Transportation	122,477	2.7%	0.8%
Non-U.S. government guaranteed [b]	50,011	1.1%	0.3%
Total investment grade	3,513,344	76.9%	24.1%

Total non-investment grade	1,055,156	23.1%	7.3%

Total corporate debt	$4,568,500	100.0%	31.4%

[a]	Located in Canada, Australia, Japan, United Kingdom and Chile.

[b]	Includes $17 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2016

	Amortized Cost	Net Unrealized Gain (Loss)	Fair Value	% of Total Fixed Maturities
ISSUER [a]
WELLS FARGO & COMPANY	$122,669	$1,274	$123,943	1.1%
JP MORGAN CHASE & CO	108,879	2,407	111,286	1.0%
MORGAN STANLEY	108,116	1,397	109,513	0.9%
GOLDMAN SACHS GROUP	105,025	1,542	106,567	0.9%
FORD MOTOR COMPANY	69,467	(197)	69,270	0.6%
BANK OF AMERICA CORP	67,413	1,521	68,934	0.6%
AT&T INC	62,071	1,702	63,773	0.6%
ANHEUSER-BUSCH INBEV	59,640	1,136	60,776	0.5%
VERIZON COMMUNICATIONS INC	57,649	1,341	58,990	0.5%
AMERICAN EXPRESS COMPANY	48,050	641	48,691	0.4%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2016

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,522,731	$23,062	$3,456	$13,209	$10,467	$21,636	$2,594,561
Commercial MBS	—	617,529	149,096	106,119	21,276	255	894,275
ABS	—	819,864	320,274	59,781	26,730	8,947	1,235,596

Total mortgage-backed and asset-backed securities	$2,522,731	$1,460,455	$472,826	$179,109	$58,473	$30,838	$4,724,432

Percentage of total	53.4%	30.9%	10.0%	3.8%	1.2%	0.7%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$32,853	$32,499	$36,414	$40,633	$28,812	$31,460
Reinsurance	27,096	16,257	8,275	24,162	—	1,399
Total	$59,949	$48,756	$44,689	$64,795	$28,812	$32,859

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$712,987	$712,844	$667,601	$664,592	$660,861	$608,304
Reinsurance	31,789	31,324	27,939	11,654	8,039	514
Total	$744,776	$744,168	$695,540	$676,246	$668,900	$608,818

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,523,537	$1,480,265	$1,384,417	$1,349,242	$1,323,350	$1,318,833
Reinsurance	28,700	17,880	12,002	24,063	32,457	5,244
Total	$1,552,237	$1,498,145	$1,396,419	$1,373,305	$1,355,807	$1,324,077

Provision against reinsurance recoverables:
Insurance	$(20,087)	$(20,233)	$(20,558)	$(18,242)	$(17,420)	$(18,225)
Reinsurance	(134)	(60)	—	—	—	—
Total	$(20,221)	$(20,293)	$(20,558)	$(18,242)	$(17,420)	$(18,225)

Net reinsurance recoverables:
Insurance	$2,249,290	$2,205,375	$2,067,874	$2,036,225	$1,995,603	$1,940,372
Reinsurance	87,451	65,401	48,216	59,879	40,496	7,157
Total	$2,336,741	$2,270,776	$2,116,090	$2,096,104	$2,036,099	$1,947,529

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2016

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	$1,610,272	$(35,695)	$1,574,577	71.5%	26.1%	$(14,735)	0.9%	$1,595,537
Other reinsurers balances > $20 million	412,662	(49,343)	363,319	16.5%	6.0%	(3,138)	0.8%	409,524
Other reinsurers balances < $20 million	334,028	(70,936)	263,092	12.0%	4.4%	(2,348)	0.7%	331,680
Total	$2,356,962	$(155,974)	$2,200,988	100.0%	36.5%	$(20,221)	0.9%	$2,336,741
At September 30, 2016, 96.9% (December 31, 2015: 96.2%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity Attributable to AXIS Capital
Swiss Reinsurance America Corporation	13.3%	4.9%
Lloyd's of London	10.6%	3.9%
Transatlantic Reinsurance Company	9.7%	3.5%
Partner Reinsurance Company of the US	9.4%	3.4%
Swiss Reinsurance Company Ltd.	7.4%	2.7%
Berkley Insurance Company	5.5%	2.0%
Hannover Ruckversicherungs Aktiengesellschaft	4.7%	1.7%
Everest Reinsurance Company	4.5%	1.6%
Ace Property & Casualty Insurance	3.4%	1.2%
XL Reinsurance America Inc	3.0%	1.2%
	71.5%	26.1%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended September 30, 2016			Nine months ended September 30, 2016
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,782,304	$(2,222,020)	$7,560,284	$9,646,285	$(2,031,309)	$7,614,976
Incurred	690,222	(157,894)	532,328	2,069,540	(405,956)	1,663,584
Paid	(596,666)	108,088	(488,578)	(1,883,353)	315,457	(1,567,896)
Foreign exchange and other	(1,053)	(4,966)	(6,019)	42,335	(154,984)	(112,649)

End of period [a]	$9,874,807	$(2,276,792)	$7,598,015	$9,874,807	$(2,276,792)	$7,598,015

[a]
At September 30, 2016, the gross reserve for losses and loss expenses included IBNR of $6,533 million, or 66%, of total gross reserves for loss and loss expenses. At December 31, 2015, the comparable amount was $6,393 million, or 66%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended September 30, 2016			Nine months ended September 30, 2016
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$365,160	$231,506	$596,666	$1,052,576	$830,777	$1,883,353
Reinsurance recoveries	(102,625)	(5,463)	(108,088)	(292,609)	(22,848)	(315,457)

Net losses paid	262,535	226,043	488,578	759,967	807,929	1,567,896

Change in:
Reported case reserves	(5,561)	20,139	14,578	80,752	(43,944)	36,808
IBNR	55,505	23,473	78,978	80,331	69,048	149,379
Reinsurance recoveries on unpaid loss and loss expense reserves	(39,253)	(10,553)	(49,806)	(67,279)	(23,220)	(90,499)

Total net incurred losses and loss expenses	$273,226	$259,102	$532,328	$853,771	$809,813	$1,663,584

Gross reserve for losses and loss expenses	$5,430,238	$4,444,569	$9,874,807	$5,430,238	$4,444,569	$9,874,807

Net favorable prior year reserve development	$20,688	$55,331	$76,019	$43,181	$180,950	$224,131

Key Ratios

Net paid to net incurred percentage	96.1%	87.2%	91.8%	89.0%	99.8%	94.2%

Net paid losses / Net premiums earned	59.0%	46.2%	52.3%	57.5%	55.3%	56.3%
Change in net loss and loss expense reserves / Net premiums earned	2.4%	6.7%	4.7%	7.1%	0.1%	3.5%
Net loss and loss expense ratio	61.4%	52.9%	57.0%	64.6%	55.4%	59.8%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014

Gross losses paid	$365,160	$348,028	$339,388	$378,309	$388,142	$299,526
Reinsurance recoveries	(102,625)	(102,793)	(87,190)	(112,628)	(121,560)	(108,012)

Net losses paid	262,535	245,235	252,198	265,681	266,582	191,514

Change in:
Reported case reserves	(5,561)	80,645	5,668	(19,093)	(29,415)	(153)
IBNR	55,505	(22,023)	46,851	70,623	46,941	92,959
Reinsurance recoveries on unpaid loss and loss expense reserves	(39,253)	2,284	(30,312)	(28,863)	(836)	4,887

Total net incurred losses and loss expenses	$273,226	$306,141	$274,405	$288,348	$283,272	$289,207

Gross reserve for losses and loss expenses	$5,430,238	$5,384,944	$5,364,671	$5,291,218	$5,243,445	$5,117,053

Net favorable prior year reserve development	$20,688	$20,066	$2,427	$2,222	$2,444	$9,488

Key Ratios

Net paid to net incurred percentage	96.1%	80.1%	91.9%	92.1%	94.1%	66.2%

Net paid losses/Net premiums earned	59.0%	55.8%	57.5%	58.5%	60.0%	41.5%
Change in net loss and loss expense reserves / Net premiums earned	2.4%	13.9%	5.1%	5.0%	3.7%	21.1%
Net loss and loss expense ratio	61.4%	69.7%	62.6%	63.5%	63.7%	62.6%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014

Gross losses paid	$231,506	$286,391	$312,880	$323,896	$212,859	$226,319
Reinsurance recoveries	(5,463)	(8,579)	(8,806)	(16,584)	(1,664)	(475)

Net losses paid	226,043	277,812	304,074	307,312	211,195	225,844

Change in:
Reported case reserves	20,139	11,968	(76,050)	3,578	22,545	1,038
IBNR	23,473	46,615	(1,043)	(80,796)	40,444	39,008
Reinsurance recoveries on unpaid loss and loss expense reserves	(10,553)	(10,242)	(2,424)	4,889	2,931	(3,033)

Total net incurred losses and loss expenses	$259,102	$326,153	$224,557	$234,983	$277,115	$262,857

Gross reserve for losses and loss expenses	$4,444,569	$4,397,360	$4,351,816	$4,355,067	$4,460,138	$4,634,850

Net favorable prior year reserve development	$55,331	$57,653	$67,967	$75,022	$42,681	$55,050

Key Ratios

Net paid to net incurred percentage	87.2%	85.2%	135.4%	130.8%	76.2%	85.9%

Net paid losses / Net premiums earned	46.2%	54.7%	65.6%	65.7%	44.5%	44.8%
Change in net loss and loss expense reserves / Net premiums earned	6.7%	9.5%	(17.2%)	(15.5%)	13.9%	7.3%
Net loss and loss expense ratio	52.9%	64.2%	48.4%	50.2%	58.4%	52.1%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF OCTOBER 1, 2016

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$529	$607	$879
Northeast	U.S. Hurricane	40	112	255
Mid-Atlantic	U.S. Hurricane	104	270	580
Gulf of Mexico	U.S. Hurricane	339	427	579
California	Earthquake	367	524	636
Europe	Windstorm	161	227	316
Japan	Earthquake	140	241	402
Japan	Windstorm	44	74	129
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2016. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.6 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.6 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.6 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015

Net income available to common shareholders	$176,644	$247,620	$334,554	$466,772

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	89,621	98,226	91,852	99,464
Dilutive share equivalents:
Stock compensation plans	730	898	727	1,004
Weighted average shares outstanding - diluted	90,351	99,124	92,579	100,468

EARNINGS PER COMMON SHARE
Basic	$1.97	$2.52	$3.64	$4.69
Diluted	$1.96	$2.50	$3.61	$4.65

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION AND COMMON SHARES ROLLFOWARD - QUARTERLY

	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q3 2014

Net income available to common shareholders	$176,644	$119,491	$38,417	$134,787	$247,620	$279,104

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	90,654	92,903	96,066	96,049	100,284	103,906
Shares issued, including those sourced from treasury	37	88	747	25	22	90
Shares repurchased for treasury	(2,252)	(2,337)	(3,910)	(8)	(4,257)	(3,169)
Common shares - at end of period	88,439	90,654	92,903	96,066	96,049	100,827

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	89,621	91,926	94,035	96,072	98,226	102,945
Dilutive share equivalents:
Stock compensation plans	730	632	818	1,076	898	1,302
Weighted average shares outstanding - diluted	90,351	92,558	94,853	97,148	99,124	104,247

EARNINGS PER COMMON SHARE
Basic	$1.97	$1.30	$0.41	$1.40	$2.52	$2.71
Diluted	$1.96	$1.29	$0.41	$1.39	$2.50	$2.68

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2016

	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price			$54.33

Book value per common share	$5,400,658	88,439	$61.07

Dilutive securities: [b]
Restricted stocks		4	(0.01)
Restricted units		1,920	(1.29)
Diluted book value per common share	$5,400,658	90,363	$59.77

	At December 31, 2015

	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price			$56.22

Book value per common share excluding the impact of additional shares settled under the accelerated share repurchase program ("ASR")	$5,239,039	96,066	$54.54

Additional shares settled under the ASR program [c]		(1,358)	0.78

Book value per common share		94,708	$55.32

Dilutive securities: [b]
Restricted stocks		307	(0.18)
Restricted units		1,868	(1.06)
Diluted book value per common share	$5,239,039	96,883	$54.08

[a]	Under this method unvested restricted stocks and units are added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

[c]
On August 17, 2015, the Company entered into an accelerated share repurchase agreement with Goldman, Sachs & Co. (“Goldman Sachs”) to repurchase an aggregate of $300 million of the Company’s ordinary shares. On August 20, 2015, under the terms of this agreement the Company initially acquired 4,149,378 ordinary shares. The ASR agreement was early terminated by Goldman Sachs on January 15, 2016 with 1,358,380 of additional common shares delivered to the Company.

AXIS Capital Holdings Limited
OPERATING INCOME [a]

OPERATING INCOME	Quarter ended September 30,		Nine months ended September 30,
	2016	2015	2016	2015
Net income available to common shareholders	$176,644	$247,620	$334,554	$466,772
Adjustment for:
Net realized investment (gains) losses	(5,205)	69,957	40,295	123,618
Associated tax impact	2,479	(2,060)	2,372	(4,176)
Foreign exchange gains	(13,795)	(28,088)	(69,781)	(69,200)
Associated tax impact	566	678	2,010	744
Termination fee received	—	(280,000)	—	(280,000)
Associated tax impact	—	—	—	—
Reorganization and related expenses	—	45,867	—	45,867
Associated tax impact	—	(2,943)	—	(2,943)
Operating income	$160,689	$51,031	$309,450	$280,682

Net earnings per share - diluted	$1.96	$2.50	$3.61	$4.65
Adjustment for:
Net realized investment (gains) losses	(0.06)	0.71	0.44	1.23
Associated tax impact	0.03	(0.03)	0.02	(0.04)
Foreign exchange gains	(0.15)	(0.28)	(0.75)	(0.69)
Associated tax impact	—	—	0.02	—
Termination fee received	—	(2.82)	—	(2.79)
Associated tax impact	—	—	—	—
Reorganization and related expenses	—	0.46	—	0.46
Associated tax impact	—	(0.03)	—	(0.03)
Operating income per share - diluted	$1.78	$0.51	$3.34	$2.79

Weighted average common shares and common share equivalents - diluted	90,351	99,124	92,579	100,468

Average common shareholders' equity	$5,369,921	$5,259,619	$5,319,849	$5,195,901

Annualized return on average common equity	13.2%	18.8%	8.4%	12.0%

Annualized operating return on average common equity	12.0%	3.9%	7.8%	7.2%

[a]	Operating income is a “non-GAAP financial measure” as defined by Regulation G. Reconciliation of operating income to net income available to common shareholders is presented above.

AXIS Capital Holdings Limited
DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE [a]

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [b]
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2016	2016	2016	2015	2015	2014
Common shareholders' equity	$5,400,658	$5,339,183	$5,325,259	$5,239,039	$5,198,523	$5,190,646
Less: goodwill and intangible assets	(85,501)	(85,954)	(86,446)	(86,858)	(87,329)	(88,740)
Tangible common shareholders' equity	$5,315,157	$5,253,229	$5,238,813	$5,152,181	$5,111,194	$5,101,906

Outstanding diluted common shares, net of treasury shares	90,363	92,667	95,031	98,241	98,213	104,073

Diluted book value per common share [c]	$59.77	$57.62	$56.04	$54.08	$53.68	$49.88

Diluted tangible book value per common share [c]	$58.82	$56.69	$55.13	$53.18	$52.78	$49.02

[a]
Diluted tangible book value per common share is a “non-GAAP financial measure” as defined by Regulation G. Reconciliation of diluted tangible book value per common share to diluted book value per common share is presented above.

[b]	Under this method unvested restricted stocks and units are added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

[c]
Calculations at December 31, 2015 and September 30, 2015 include 1,358,380 and 1,372,048, respectively, of additional shares to be delivered to the Company under the Company's Accelerated Share Repurchase ("ASR") agreement. The amount of shares at December 31, 2015 is the actual amount of shares delivered to the Company following the early termination of the ASR agreement on January 15, 2016. The amount of shares at September 30, 2015 was estimated based on the volume-weighted average price ("VWAP") for the period from August 18, 2015 to September 30, 2015, less a discount.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange (losses) gains, termination fee received and reorganization and related expenses. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the 'Operating Income" section of this document.

Consolidated underwriting income is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year to Date' sections of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' and 'Consolidated Statements of Income - Year to Date' sections of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included in the 'Diluted Tangible Book Value per Common Share' section of this document.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange (losses) gains in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange (losses) gains on our available-for-sale investments in other comprehensive income and foreign exchange (losses) gains realized upon the sale of these investments in net realized investment (losses) gains. These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange (losses) gains reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Consolidated Statements of Operations foreign exchange (losses) gains in isolation are not a fair representation of the performance of our business.

The termination fee received represents the break-up fee paid by PartnerRe Ltd. following the cancellation of the amalgamation agreement with AXIS Capital and is not indicative of future revenues of the Company.

Reorganization and related expenses are primarily driven by business decisions, the nature and timing of which are unrelated to the underwriting process and which are not representative of underlying business performance.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange (losses) gains, termination fee received and reorganization and related expenses to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange (losses) gains, termination fee received and reorganization and related expenses reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analysis for the same reasons.

Consolidated Underwriting Income/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income. Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange (losses) gains in our Consolidated Statements of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange (losses) gains arising from our underwriting portfolio. As a result, we believe that foreign exchange (losses) gains are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income.

The termination fee received represents the break-up fee received on the cancellation of the amalgamation agreement between PartnerRe Ltd. and AXIS Capital and should be excluded from consolidated underwriting income since it is not related to underwriting operations.

Reorganization and related expenses are driven by business decisions, the nature and timing of which are unrelated to the underwriting process and for this reason they are excluded from consolidated underwriting income.

We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.